UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

MD	000-49814	04-3627031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI	49036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (517) 278-4567 x307

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 16, 2007, Monarch Community Bancorp, Inc. announced the Board of Directors' preliminary approval of a going private merger transaction and its intent to deregister as a public reporting company with the Securities and Exchange Commission.

A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 16, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Community Bancorp, Inc. (Registrant)
February 20, 2007 (Date)	/s/ DONALD L. DENNEY Donald L. Denney President and Chief Executive Officer

Exhibit Index
99.1	Press release dated February 16, 2007